Filed pursuant to Rule 497(e)
File Nos. 033-12213; 811-05037

Boston Common ESG Impact International Fund BCAIX (the “Fund”)

Supplement dated March 4, 2025 to the
Statutory Prospectus and
Statement of Additional Information (“SAI”)
dated January 31, 2025

Effective March 3, 2025 (the “Effective Date”), Corné Biemans no longer serves as a Portfolio Manager to the Boston Common ESG Impact International Fund (the “Fund”). Accordingly, as of the Effective Date, all references to Corné Biemans as a Portfolio Manager in the Fund’s Statutory Prospectus and SAI are deleted in their entirety. Matt Zalosh, CFA, and Praveen Abichandani, CFA, continue to serve as portfolio managers to the Fund and are jointly responsible for the Fund’s day-to-day management, while Geeta Aiyer and Steven Heim continue to determine the Fund’s sustainability criteria and strategy.

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Please retain this supplement with your Statutory Prospectus and SAI.